Exhibit 10.24
Print Subscriber Name: ____________________________________

                             SUBSCRIPTION DOCUMENTS

  Private Offering of Series C Redeemable Preferred Stock ("Preferred Stock")
                      and Common Stock Purchase Warrants:
                                       of
                              DIRECT INSITE CORP.
                            (a Delaware corporation)



              Offering: $1,500,000 of Preferred Stock 1,500 Shares Minimum Subscription: $10,000 - 10 Shares Of Preferred Stock

                  Warrant for shares of Common Stock for each
                 share of Preferred Stock Purchased. Number of
                    Warrant Shares based on Closing Price of
                   Common Stock on the trading date prior to
                              issuance of Warrant

PLEASE READ CAREFULLY BEFORE SIGNING APPLICABLE SIGNATURE PAGE

ALL SUBSCRIPTIONS ARE SUBJECT TO ACCEPTANCE BY DIRECT INSITE CORP. (THE "COMPANY"). ALL INFORMATION REQUIRED TO BE PROVIDED HEREIN BY SUBSCRIBERS FOR DETERMINING INVESTOR QUALIFICATION WILL BE KEPT STRICTLY CONFIDENTIAL. HOWEVER, THE COMPANY MAY PRESENT THE INFORMATION TO SUCH PARTIES AS IT DEEMS APPROPRIATE IN ORDER TO ASSURE ITSELF THAT THE OFFER AND SALE OF THE SHARES WILL NOT RESULT IN A VIOLATION OF THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR A VIOLATION OF THE SECURITIES LAWS OF ANY STATE.

THE SHARES OF SERIES C PREFERRED STOCK ("SHARES") AND THE WARRANTS ATTACHED THERETO ARE BEING OFFERED PURSUANT TO A PRIVATE PLACEMENT IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE REGULATIONS THEREUNDER AFFORDED BY
SECTION 4 (2) OF THE SECURITIES ACT AND RULE 506 OF REGULATION D THEREUNDER, TO A LIMITED NUMBER OF ACCREDITED INVESTORS WITHIN THE MEANING OF REGULATION D.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS AND DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                            Dated: December 11, 2003

                          INSTRUCTIONS TO SUBSCRIBERS:

The attached Subscription Agreement relates to an offer to subscribe for a minimum of 10 Shares at $1,000.00 per share. For each Share purchased, the subscriber shall receive a Warrant to purchase shares of common stock of the Company ("Common Stock") at an Exercise Price equal to 123% of the closing price of the Common Stock on the trading day immediately prior to issuance of the Warrant. The number of Warrant Shares will be equal to $1,000 (the Purchase Price per share of Preferred Stock) divided by the Exercise Price. (By way of example only, if the closing price is $0.65, then the exercise price per Warrant Share would be $0.80 [123% of $0.65] and the number of Warrant Shares represented by the Warrant would be 1,250 [$1,000 divided by $0.80]).

In order to subscribe for any Shares, please complete the Subscription Documents and return them along with your payment in accordance with the following instructions:

I.   SUBSCRIPTION AGREEMENT.

     Complete the Subscription Agreement including checking the appropriate sections, as required. Affix your signature with all applicable information, including, without limitation, your address, fax number (if any), and social security number or taxpayer identification number on the appropriate signature page.

II.  PAYMENT

     Return the Subscription Agreement and related documents with a certified check or bank draft in an amount equal to the number of shares you wish to subscribe for at $1,000.00 per Share. Checks should be made payable to "Direct Insite Corp."

III. SUBMISSION OF DOCUMENTS

     Please return:

     (a) the original executed Subscription Agreement,

     (b) a completed Internal Revenue Service Form W-9,

     (c) your certified check or bank draft in the appropriate amount, payable to Direct Insite Corp. (unless the Company has approved a wire transfer),

                to:

                        Direct Insite Corp.
                        attn: George Aronson
                        80 Orville Drive
                        Bohemia, New York 11716
                        Telephone:  (631) 244-1500
                        Facsimile:  (631) 563-8085

                             SUBSCRIPTION AGREEMENT

            Private Offering of Series C Redeemable Preferred Stock
                       and Common Stock Purchase Warrants
                             of DIRECT INSITE CORP.


Subscriber: _____________________         Amount of Subscription $ _____________
                                                          (the "Purchase Price")

                                                               _________________
                                                                Number of Shares

Direct Insite Corp.
attn: George Aronson
80 Orville Drive
Bohemia, New York 11716

Gentlemen:

1.      SUBSCRIPTION

     a. The shares ("Shares") of Series C Redeemable Preferred Stock of Direct Insite Corp., a Delaware corporation (the "Company"), par value $0.0001 per share ("Preferred Stock"), are being subscribed for by the undersigned in connection with an offering by the Company of up to $1,500,000 in Preferred Stock (or more as the Company may determine in its sole discretion without notice to subscribers), and warrants ("Warrants") to purchase shares of common stock of the Company (the "Warrant Shares") delivered with each share of Preferred Stock purchased. The minimum investment is $10,000 (10 Shares) unless otherwise determined in the sole discretion of the Company. The undersigned understands that the Exercise Price for the Warrant Shares will equal to 123% of the closing price of the Common Stock of the Company ("Common Stock") on the trading day immediately prior to issuance of the Warrant (the "Closing Price") and the number of Warrant Shares for which the Warrant will be exercisable (the "Warrant Share Amount") will be equal to $1,000 (the Purchase Price per share of Preferred Stock) divided by the Exercise Price.

     b. The undersigned (sometimes referred to herein as "Subscriber"), intending to be legally bound, irrevocably subscribes for and agrees to purchase the Shares indicated above and an attached Warrant to purchase the Warrant Share Amount for each share of Preferred Stock purchased at $1,000.00, in the aggregate amount indicated above (the "Purchase Price"), on the terms and conditions described herein. The

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          undersigned  herewith  delivers  to the  Company  the  Purchase  Price required to purchase the Shares subscribed for hereunder by delivery to the Company of a check or certified funds payable to the Company in the amount of the Purchase Price.

2.   ACCREDITED INVESTOR REPRESENTATIONS

     a. In order to insure that the Shares are sold pursuant to appropriate exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and in accordance with Rule 506 of Regulation D promulgated thereunder, the undersigned represents and warrants that the undersigned is an accredited investor described within one of the following categories:

              PLEASE CHECK THE BOX NEXT TO DEFINITION THAT APPLIES
 _____________________________________________________________________________

   [ ] i. A bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

  [ ] ii. A private  business  development  company  as defined  in  section 202
          (a)22 of the Investment Advisers Act of 1940;

  [ ] iii.An  organization described in section  501(c)3 of the Internal Revenue
          Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

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

  [ ] iv. A  director, executive officer, or general partner of the Company;

  [ ] v. A natural person whose individual net worth, or joint net worth with that person's spouse, which, at the time of the purchase exceeds $1,000,000;

  [ ] vi. A   natural  person  who  had  an  individual  income   in  excess  of
          $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  [ ]vii. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 505(b)(2)(ii) of Regulation D; or

  [ ]viii.An entity in which all of the equity owners are accredited investors.

 ______________________________________________________________________________

     b. The undersigned certifies that this representation is true and correct and hereby agrees to notify the Company of any change which occurs in such information prior to the Company's acceptance of this subscription.

3. GENERAL REPRESENTATIONS AND WARRANTIES The undersigned hereby acknowledges, represents and warrants to and agrees with the Company, with full knowledge that the Company intends to rely hereon as follows:

     a. The undersigned is acquiring the Shares and the Warrants for the undersigned's own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Shares, or the Warrants, or the Warrant Shares and no other person has a direct or indirect beneficial interest in such Warrants, Shares or Warrant Shares;

     b.   The undersigned acknowledges its understanding that:

          i. The Shares, Warrants and Warrant Shares are being offered and sold without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, in reliance upon the exemptions from the registration provisions of the Securities Act and the regulations thereunder afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder ("Regulation D"), but that the Company does not waive other exemptions under the Securities Act or under the laws of any State which may be available to it,

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

               and, in furtherance thereof, the undersigned represents and warrants to and agrees with the Company that the undersigned has the financial ability to bear the economic risk of the investment by the undersigned in the Shares and Warrants, has adequate means for providing for the undersigned's current needs and contingencies and has no need for liquidity with respect to the undersigned's investment in the Shares and Warrants.

          ii. Neither the Shares, the Warrants nor the Warrant Shares have been registered under the Securities Act on the basis that the issuance thereof is exempt under on or more the following exemptions: Sections 4(2) or 3(b) of the Securities Act; under the Rules and Regulations promulgated under the Securities Act; as a transaction by an issuer not involving any public offering; or under Regulation D promulgated under the Securities Act, and the Company's reliance on one or more of such exemptions is predicated in part on the undersigned's representations and warranties set forth in this Subscription Agreement. Neither the Shares, the Warrants nor the Warrant Shares have been registered under the laws of any State ("State Laws") in reliance on specific exemptions from registration thereunder, and no securities administrator of any State or the Federal Government has made any finding or determination relating to the fairness of the Offering and no securities administrator of any State or the Federal Government has recommended or endorsed the Offering.

     c. If an individual, the undersigned is at least 21 years of age, and a bona fide resident of the state set forth on the signature page hereof, the address set forth is my true and correct residence address; and I am legally empowered to enter into binding contracts pursuant to the laws of such state.

     d. If a corporation, limited liability company, partnership, trust, qualified plan or other entity, the undersigned is authorized and qualified to become a holder of Shares and Warrants, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized to do so and has not been formed for the sole purpose of acquiring the Shares and the Warrants.

     e. Any information which the undersigned has heretofore furnished and herewith furnishes to the Company with respect to the undersigned's financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to issuance to the undersigned of Shares and Warrants, the undersigned will immediately furnish such revised or corrected information to the Company.

     f.   The  foregoing   acknowledgments,   representations,   warranties  and
          agreements shall survive the closing at which the Shares and Warrants are issued.

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

     g. The undersigned acknowledges that the undersigned has not purchased the Shares and Warrants as a result of any general solicitation or general advertising;

     h. The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's prospective investment in the Company will not cause such overall commitment to become excessive, and

     i. Nothing contained herein should be construed as tax advice to me; and I represent and warrant that I have secured independent tax advice related to my purchase of Shares and Warrants and the Warrant Shares; that I have consulted my own attorney, business adviser and tax adviser as to the legal, business, tax and related matters pertaining to the investment; that the Shares and Warrants are speculative investments which involve a high degree of risk, including, without limitation, the risk of loss of my/our entire investment; and that no governmental agency has made any finding or determination as to the fairness of the investment, nor any recommendation or endorsement of the Shares, Warrants or Warrant Shares.

     j.   The undersigned further represents and warrants that the undersigned:

          i. has been furnished with, has carefully read and understands this Subscription Agreement, the Certificate of Designation, Preferences and Rights of Series C Redeemable Preferred Stock of the Company (the "Certificate of Designation") and the form of Warrant (the "Warrant"), and has relied solely on the information included therein;

          ii. has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering, and has been given the opportunity to obtain such additional information necessary for the undersigned to evaluate the merits and risks of investment in the Shares and the Warrants to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense and such information has not been furnished with any other offering literature except as referred to herein;

          iii. has not relied on any oral representation, warranty or information in connection with the Offering of the Company, or any officer, employee, agent, representative or affiliate of the Company;

          iv. has determined the Shares and the Warrants are a suitable investment for the undersigned and that at this time the undersigned can bear a complete loss of the undersigned's entire investment therein; and

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

          v. has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned's investment in the Shares and the Warrants.

4. SUBSCRIPTION IRREVOCABLE BY SUBSCRIBER BUT SUBJECT TO ACCEPTANCE OR REJECTION BY THE COMPANY

     a. This Agreement is not, and shall not be, revocable by me. I intend to be legally bound by this Agreement.

     b. The Company, in its sole discretion, has the right to accept or reject this subscription, in whole or in part, for any reason whatsoever.

5. CLOSING. Closings of the sale of Shares and Warrants in the Offering shall take place from time to time as and when the Company accepts subscriptions therefor (each, a "Closing"). At each Closing, the Company shall issue certificates representing the Shares and Warrants to each investor whose subscription therefor has been accepted by the Company prior to the date of such Closing, but has not yet received Shares and Warrants, in consideration of delivery by such subscribers of the Purchase Price.

6.   AGREEMENT  TO  INDEMNIFY  AND HOLD  HARMLESS.  The  undersigned  agrees  to indemnify and hold harmless the Company, its affiliates and their respective directors, officers, employees, agents, members, controlling persons and representatives (the Company and each such person, an "Indemnified Party," and collectively, the "Indemnified Parties"), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which any such Indemnified Parties may become subject under any applicable United States federal or state law or the laws of any other domestic or foreign jurisdiction, or otherwise, and related to or arising out of or based upon any false representation, warranty or acknowledgment, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with the Offering and the transactions contemplated thereby.

7. GOVERNING LAW, ETC. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements made and to be performed wholly within such State, without giving effect to conflicts of law principles. All captions and section headings are for convenience only. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require. This Agreement is not transferable or assignable by the Subscriber. If the

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

     Subscriber is more than one person, the obligations of the Subscriber shall be joint and several and the representations, warranties and agreements herein contained shall be deemed to be made by and be binding upon each such person and each such person's heirs, executors, administrators and successors and assigns.




                   BALANCE OF PAGE INTENTIONNALLY LEFT BLANK


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


                     INDIVIDUAL SUBSCRIPTION SIGNATURE PAGE
            Private Offering of Series C Redeemable Preferred Stock
                       and Common Stock Purchase Warrants
                             of DIRECT INSITE CORP.
                            (a Delaware Corporation)

     The undersigned, desiring to purchase Series C Redeemable Preferred Stock ("Preferred Stock") and Common Stock Purchase Warrants of Direct Insite Corp., a Delaware corporation (the "Company"), hereby agrees to all the terms of the Subscription Agreement to which this Signature Page was attached and, upon acceptance of the Subscription Agreement by the Company, agrees to be bound by the terms and provisions thereof.

     By executing this Subscription Signature Page, the undersigned hereby

A. executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement, and

B. subscribes for ____________ Shares of Preferred Stock, and Warrants to purchase the number of shares of Common Stock for each share of Preferred Stock purchased determined by the Company in accordance with the terms of the Subscription Agreement, at $1,000.00 per Share of Preferred Stock (minimum purchase, $10,000 Shares).

Printed Name & Residence Address (Note: Business Address will NOT be accepted.)
Name_________________________________       Phone (      )_________________
Street_________________________________     Fax (     )________________
City_____________ State____ Zip _________   E-Mail_________________________
________________________________________________________________________________

 Signature ___________________________      Date:

Social Security Number____________________
________________________________________________________________________________
Subscription accepted as of

_________________________________, 200_
Direct Insite Corp.


By:______________________
    Authorized Signatory

                            ENTITY SUBSCRIPTION PAGE

            Private Offering of Series C Redeemable Preferred Stock
                       and Common Stock Purchase Warrants
                             of DIRECT INSITE CORP.
                            (a Delaware corporation)

     The undersigned, desiring to purchase Series C Redeemable Preferred Stock and Common Stock Purchase Warrants of Direct Insite Corp., a Delaware corporation (the "Company"), hereby agrees to all the terms of the Subscription Agreement to which this Signature Page was attached and, upon acceptance of the Subscription Agreement by the Company, agrees to be bound by the terms and provisions thereof.

     By executing this Subscription Agreement Page, the undersigned hereby:

a. executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement, and

b. subscribes for ____________ Shares of Preferred Stock, and Warrants to purchase the number of shares of Common Stock determined by the Company in accordance with the terms of the Subscription Agreement for each share of Preferred Stock purchased, at $1,000.00 per Share of Preferred Stock (minimum purchase, $10,000 Shares).

________________________________________________________________________________
Printed Name & Address of Principal  State of Organization (if different from of
Place of Business                    Principal Place of Business:

Name   ________________________
Street _________________________     Phone (     ____         )
City _______________State_____Zip    E-mail ____________


FORM OF OWNERSHIP -- Check type of Subscriber.

_________ TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement).

_________   PARTNERSHIP  (Please  include  copy  of  the  Partnership  agreement authorizing signature).

__________   CORPORATION  (Please  include  certified  corporate   resolution(s)
authorizing signature and purchase of Shares).

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


__________ OTHER (Please specify and include copy of document authorizing signature).

     The undersigned trustee, partner or officer warrants that he has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Subscription Agreement Signature Page on behalf of such entity and that investment is not prohibited by the governing documents of such entity.

________________________________________________________________________________

Dated: ___________________     _________________________________
                               (Name of Entity)

                               By: _______________________________
                              (Trustee, partner or authorized corporate officer)


                               ___________________________________
                               Taxpayer Identification Number





Subscription accepted as of     Direct Insite Corp.


___________________   , 200_     By:  __________________________
                                      Authorized Signatory


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